November 18, 1999

Dear Fellow Social Responsibility Shareholder,

During the September quarter, in the midst of the first market "correction" of 1999, our Portfolio declined 4.6%. While I never like seeing negative performance numbers, I am pleased that our decline was not as steep as the 6.3% decline of the S&P 500 Index. Our Portfolio ranked 93rd of 813 growth and income funds for the quarter, according to Morningstar. The Portfolio continued its recent trend by beating the S&P 500 Index this quarter, as it has for the last two fiscal years, as measured by relative performance.

Performance Summary

The following table presents the SEC standardized performance for the September quarter, one year, five years and life-to-date.

                                         Sept. Qtr.         1 Year           5 Years        Life-to-Date
                                           7/1/99          10/1/98           10/1/94           8/5/94
                                         to 9/30/99       to 9/30/99       to 9/30/99(3)     to 9/30/99(3)
                                         ----------       ----------       -------------     -------------
  Social Responsibility Portfolio          -4.6%            33.7%             23.4              22.7%
  S&P 500 (large stocks)(1)                -6.3%            27.8%             25.0              24.6%
  Lipper Growth and Income Funds(2)        -7.6%            21.3%             18.7              18.3%

       (1) The S&P 500 is an unmanaged index of large stocks with dividends reinvested. (2) The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. (3) Returns for periods longer than one year are annualized. Past performance does not guarantee future returns.

Explanation of Financial Performance
------------------------------------
TRANSLATION: Strong performance by our two biggest positions (Qualcomm and Unify) offset weakness among our healthcare, food, and financial stocks.

A number of our stocks had a very poor showing in the September quarter. Healthcare, food, and financial stocks were hit the hardest. The following table presents the seven stocks that declined at least 25% during the fiscal year:

     Rank      Company                           Industry                               % Change
     ----      -------                           --------                               --------
      1        Pacificare Health Systems         Health Care Facilities                   -39.9%
      2        WRP Corp.                         Medical Equipment/Supplies               -38.1%
      3        Ben & Jerry's                     Food                                     -38.1%
      4        Gap, Inc.                         Retail Stores--Clothing                  -36.5%
      5        Starbucks                         Retail Stores--Food                      -34.0%
      6        Xerox                             Electronics                              -27.4%
      7        MBNA Corp.                        Banking                                  -25.5%

Pacificare has fallen almost two-thirds since its peak price in early May. The HMO industry has been under pressure, due to changes in the regulatory environment, competitive factors, and worries about vulnerability to malpractice lawsuits. In addition, Pacificare missed its earnings estimates by three cents last quarter, and its chief financial officer left unexpectedly. However, we think the stock is significantly oversold. On the bright side, the rating company A. M. Best, recently upgraded the company from A- to A, citing the company's "dominant market position, favorable operating performance, and strong systems capabilities." The company also appears to believe in its future prospects and has repurchased over 5% of its shares since the beginning of the year. The stock price is less than five times next year's projected earnings. At current prices, this may be a steal--or there could be bigger problems beneath the surface. We're continuing to hold.

WRP Corporation, a manufacturer of latex medical gloves, has similarly seen its stock price cut by close to two-thirds since its peak earlier this year. Unfortunately, the company has seen a deterioration of earnings; at the same time it has diluted these earnings with the issuance of additional shares. The next quarter will determine whether the bad news is short-lived or not. We're holding this one too.

Enough of the bad news! Outstanding performance by our two largest positions offset most of the carnage above. Unify, our second largest holding at the beginning of the quarter, added 3.8% to our quarterly performance. You may recall from our annual report that we purchased a position equal to 1 1/2% of assets a year ago and watched it soar over five-fold last fiscal year. The stock continued to demonstrate appreciation potential in the September quarter, soaring another 58%. Separately, Qualcomm, our largest and newest position, rose 32% since our purchase and added 2.3% to our quarterly performance.

Largest Positions

Our ten largest portfolio positions on September 30, 1999 continue to reflect retail, technology, and finance as our leading sectors:

     Rank      Company                           Industry                               % of Net Assets
     ----      -------                           --------                               ---------------
       1       Qualcomm                          Telecommunications                           9.7%
       2       Unify Corp.                       Data Processing--Software                    9.6%
       3       International Business Machines   Data Processing--Hardware                    5.8%
       4       Visx Inc.                         Machinery--Medical                           4.5%
       5       Microsoft Corp.                   Data Processing--Software                    4.2%
       6       Home Depot, Inc.                  Retail Stores                                4.1%
       7       Vodafone Group                    Telecommunications                           3.9%
       8       Chase Manhattan Bank              Banking                                      3.7%
       9       Fannie Mae                        Finance                                      3.7%
       10      Biogen, Inc.                      Drugs-Generic and OTC                        3.6%
                                                                                              ----
                                                                                             52.8%

Although three positions above represent more than 5% of net assets, I believe that the Portfolio is adequately diversified across sectors and industries. We rarely put more than 5% of Portfolio net assets in any one company. Qualcomm and Unify got there by appreciation, but we'll be looking to trim them back if they get above 10% or if our models pull back from current strong "buy signals." Our Portfolio is still weighted toward very large growth companies, but the sprinkling of small companies and value companies has served us well this year.

Home Depot Update
-----------------
You may recall that we reviewed the social record of Home Depot in our annual report. We decided to sell it gradually, based on criticism of the company's record on use of old growth lumber and on the marginal decline of the overall social ranking in our database. Just as we came to press with this decision, the company announced a comprehensive new policy to address the lumber issue. We are satisfied that Home Depot is making a serious effort to address the subject and are awaiting more current social data from the Council on Economic Priorities before making a final decision.

Disclaimer
----------
The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, September 30, 1999; security positions can and do change thereafter.

New Prospectus
--------------
TRANSLATION: Each year we print and mail to shareholders an updated prospectus in compliance with federal securities laws. This year, our format has changed dramatically in accordance with an effort to simplify mutual fund prospectuses and make them more readable. We are interested in whether you think it is an improvement. Please drop us a note, call or email if you have an opinion or an idea.

Enclosed is our updated prospectus, which is also our first "Plain English" prospectus. The "Plain English" approach is an effort by the Securities and Exchange Commission to take much of the "legalese" out of prospectuses and to make them more "friendly" for people who may not have training in investments. Bridgeway welcomed this new initiative. However, in order to maintain accordance with SEC guidelines, we had to omit or restructure much of the additional information on items that we wanted to include. In the final analysis, we decided to discuss some of these items in our quarterly letters, rather than in the prospectus itself. In this report we will highlight the two subjects: distribution expenses and the tax efficiency of our Portfolio.

Distribution Cost--or I hate high expenses
------------------------------------------
TRANSLATION: Bridgeway Fund shareholders pay no distribution expenses. They never have. This cost is borne by the Adviser, Bridgeway Capital Management, according to our contract. Any change in this policy would require a vote by Fund shareholders.

On October 15, 1996, shareholders approved a 12b-1 distribution plan, whereby the Fund serves as its own distributor; however, the Adviser, Bridgeway Capital Management, continues to pay all of the distribution expenses. Distribution costs are expenses related to selling the Fund. Since Bridgeway does essentially no advertising, our distribution costs consist primarily of mailing materials to people who request information about the funds. For instance, if a non-shareholder friend of yours calls the "800" number at Bridgeway and asks for a prospectus, the phone expense, personnel expense, prospectus cost, envelope, any other enclosures, and postage are all expenses of the Adviser, not the Social Responsibility Portfolio. A majority of mutual funds pay at least a portion of the distribution costs from the fund itself. Bridgeway's policy is in line with our focus on cost efficiency. You may remember that our four business values are integrity, performance, cost, and service.

You may be wondering why I am raising this topic now. It is to avoid any confusion about the presentation of annual expenses in the fee table on page 25 of the enclosed prospectus.

Since the inception of our Portfolio, even before shareholder approval of the 12b-1 Plan, the Adviser has paid all distribution expenses directly from its own capital and profits. The Fund's management contract with its adviser, Bridgeway Capital Management, clearly states that the adviser pays distribution expenses. Therefore, they are not shareholder expenses, and we have previously excluded distribution expenses from our fee table. The SEC has taken the view that since distribution expenses are expenses of the Fund, even though they may not be paid by the Fund, they must be presented in the fee table. The expenses are then "backed out" in the line labeled simply "Fee Waiver." The new SEC rules for plain English do not allow flexibility with the fee table presentation. We can neither add that the "fee waiver" includes distribution expense, nor can we include a footnote to the table to that effect. We disclose it later on page 35 of the prospectus. My concern is that I don't want anyone to think we reneged on our commitment in 1996 never to charge a 12b-1 fee without shareholder approval.

Tax Efficiency
--------------
TRANSLATION: Our first five years were quite tax-efficient, especially for an actively managed fund. Tax efficiency means that you pay a smaller portion of your Portfolio returns to Uncle Sam. However, this is irrelevant if you hold your shares in an IRA or other tax-deferred account.

On October 31, Bridgeway became the first mutual fund, to my knowledge, to highlight the relative tax efficiency of each of our portfolios in a separate section of its prospectus (see page 38). For an actively managed portfolio, Bridgeway Social Responsibility has a very good record, scoring 96.5% tax efficiency over the last five years, according to Morningstar. This statistic is the percentage of total returns that a shareholder would keep after taxes, assuming the shareholder paid taxes at the maximum rate and held shares in a taxable account. It excludes taxes incurred when you sell shares of the Portfolio. Although the Social Responsibility Portfolio is not specifically a tax-managed Portfolio, we do make decisions to minimize taxes when we feel it would not hurt our overall Portfolio returns. Our five-year tax efficiency record ranks in the top 5% of domestic equity funds. I am very proud of this record.

1999 Dividends
--------------
In accordance with IRS requirements, the Board of Directors recently voted to distribute the following dividends for the Social Responsibility Portfolio for calendar year 1999:

             Ordinary income                      $  .00
             Short-term capital gains             $ 0.00
             Long-term capital gains              $ 0.27
                                                  ------
             Total dividends                      $ 0.27

Based on a recent net asset value per share of $30.94 and year-to-date return of over 30%, 1999 appears to be another very tax efficient year.

Green Mountain Coffee
---------------------
Of the small companies for which Bridgeway has conducted social screening, Green Mountain Coffee is undoubtedly the most difficult to report on. When a company has so many outstanding programs, it's just hard to choose which one to highlight. The company began in 1981 as a small cafe in Vermont, serving coffee made from fresh roasted beans. Visitors began to request that coffee be sent to their homes; restaurants in the area wanted to serve it; and the mail-order business was born. I encourage you to visit the web site, www.GreenMountainCoffee.com.

The Stewardship Coffee program evolved from an environmental committee, which was formed in 1989. This product line comes from small growers who carefully monitor growing conditions and processing methods to ensure an exceptional bean, use environmentally conscious methods such as synthetic fertilizers and pesticides and erosion control, and provide programs to enhance living conditions for workers and their families. For instance, the Guatemalan Finca Dos Marias Estate deeded employees their own land and helped them establish a union for access to a credit union, insurance, and staple food products at low prices. The farm's workers have a 95% literacy rate.

In a press release announcing its June quarter financial results, the company highlighted its social, as well as financial commitments:

     Stiller concluded, "I personally am gratified by our financial success at Green Mountain Coffee because it is a testimony to a public company's ability to not only build value for our stockholders, but also be socially and environmentally pro-active and responsible. As the Company's CEO and largest stockholder, I care about building stockholder value. As a concerned citizen and parent, I care equally about the positive difference we are making, for generations to come, in the communities where we do business, and the world at large."

Wall Street Transcript Interview
--------------------------------
On October 4, the Wall Street Transcript, a magazine for investment professionals, published an interview with me on Bridgeway's strategies and portfolios, including this one. Copies are too expensive to distribute with this letter (sorry), but you can see the article in full on our web site at www.bridgewayfund.com/910wall.htm.

Conclusion
----------
As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. Please keep your ideas coming.

Sincerely,

/S/ JOHN MONTGOMERY

John Montgomery